UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

AKERS BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	333-190456	22-2983783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Grove Road Thorofare, NJ 08086
(Address of Principal Executive Offices)

(856) 848-2116

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 9, 2015, the board of directors (the “Board”) of Akers Biosciences, Inc. (the “Company”) approved, upon recommendation from the Compensation Committee of the Board, by unanimous written consent the Amended and Restated 2013 Incentive Stock and Award Plan (the “Plan”), which increases the number of authorized shares of common stock subject to the Plan by 400,000 shares.

The description of the Plan set forth above is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure provided in Item 5.02 of this Report is hereby incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 5.02.

Additionally, pursuant to the Plan, on January 9, 2015, the Company issued an aggregate of 190,000 shares of the Company’s restricted common stock, no par value per share (the “Shares”) to certain directors and officers (each a “Holder” and collectively, the “Holders”) for services rendered and to be rendered (the “Issuances”) in the amounts set forth below:

Name	Number of Shares
Raymond F. Akers, Jr. PhD	70,000
Thomas Knox	50,000
Brandon Knox	35,000
Gavin Moran	35,000

The Shares are subject to recoupment in full by the Company if the Holder is terminated for cause or is otherwise not providing services to the Company on January 1, 2017.

In connection with the Issuances, on January 9, 2015, each Holder entered into a lock-up agreement (the “Lock-Up Agreements”) pursuant to which each Holder will not, among other things, offer, sell, contract to sell, hypothecate or otherwise dispose of the Shares during the Lock-Up Period (as defined herein).

The Lock-Up Period for Thomas Knox, Brandon Knox and Gavin Moran is from January 9, 2015 to January 1, 2017. The Lock-Up Period for Raymond F. Akers, Jr., PhD is from January 1, 2015 to January 1, 2020.

The Shares issued to Raymond F. Akers, Jr., PhD were issued to the Akers Family Trust (the “Trust”). The Trust is subject to the same restrictions set forth in the Lock-Up Agreements.

The description of the Plan set forth above is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The description of the Lock-Up Agreements set forth above is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a form of which is filed as Exhibits 10.2, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1* 10.2*	Amended and Restated 2013 Incentive Stock and Award Plan Form of Lock-Up Agreement

*filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: January 9, 2015	By:	/s/ Raymond F., Akers Jr.
Raymond F., Akers Jr.
Executive Chairman